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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NEOPHARM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeoPharm, Inc.
150 Field Drive
Suite 195
Lake Forest, Illinois 60045

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2002

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NeoPharm, Inc., a Delaware corporation, will be held at the NeoPharm, Inc. Research and Development Facility, located at 1850 Lakeside Drive, Waukegan, Illinois on June 6, 2002, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect six directors to serve until the 2003 Annual Meeting of Stockholders.

  2.
  To consider and act upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company has authority to issue from 25,000,000 shares to 50,000,000 shares.

  3.
  To consider and act upon an amendment to the Company's Amended and Restated Certificate of Incorporation to authorize the issuance of 15,000,000 shares of preferred stock.

  4.
  To consider and act upon an amendment to the Company's 1998 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the Plan from 2,200,000 shares to 4,000,000 shares.

  5.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record on April 19, 2002 will be entitled to notice of and to vote at the Annual Meeting.

        To assure that your interests will be represented, whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed proxy card and promptly return it in the pre-addressed envelope provided, which requires no postage if mailed in the United States. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

                      By Order of the Board of Directors,

                      LAWRENCE A. KENYON
                       Secretary

Lake Forest, Illinois
April 26, 2002

NeoPharm, Inc.
150 Field Drive
Suite 195
Lake Forest, Illinois 60045

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2002

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NeoPharm, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the NeoPharm, Inc. Research and Development Facility, located at 1850 Lakeside Drive, Waukegan, Illinois on June 6, 2002 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about April 26, 2002.

        Only stockholders of record at the close of business on April 19, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the Record Date, there were XX,XXX,XXX shares of the Company's common stock, par value $.0002145 per share ("Common Stock"), outstanding.

        The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. In all other matters other than the election of directors, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal presented to stockholders has been approved.

        A proxy may be revoked at any time before it is exercised by giving a written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy or by voting the shares represented by the proxy in person at the Annual Meeting. Unless revoked, the shares represented by each duly executed, timely delivered proxy will be voted in accordance with the specifications made. If no specifications are made, such shares will be voted FOR Proposal 1 (election of directors), Proposal 2 (amendment of the Amended and Restated Certificate of Incorporation to increase the authorized common stock by 25,000,000 shares), Proposal 3 (amendment of the Amended and Restated Certificate of Incorporation to authorize issuance of 15,000,000 shares of preferred stock), and Proposal 4 (increasing the number of shares available for issuance under the 1998 Equity Incentive Plan from 2,200,000 shares to 4,000,000 shares), all as proposed in this Proxy Statement. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxy in accordance with their best judgment.

        The expenses of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone, telecopy or telegram. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in mailing proxy materials to principals.

PROPOSAL ONE
ELECTION OF DIRECTORS

        Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each director will hold office until the 2003 Annual Meeting of Stockholders and until his successor has been elected and qualified. The nominees named below have been selected by the Board of Directors of the Company. The Board believes that all of its present nominees will be available for election at the Annual Meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select

        There follows information as to each nominee for election as a director at the Annual Meeting, including his age, present principal occupation, other business experience, directorships of other publicly-held companies and period of service as a director of the Company.

        The persons named in the accompanying form of proxy will vote FOR the election of the nominees unless stockholders specify otherwise in their proxies.

        Nominees for Director.    The following information has been provided by the respective nominees for election to the Board of Directors.

Name	Age	Principal Occupation
James M. Hussey, R.Ph., MBA	43	Mr. Hussey joined the Company as President, Chief Executive Officer and Director in 1998. Prior to joining the Company, Mr. Hussey formed his own company in 1994, Physicians Quality Care, Inc., a managed care organization, where he served as Chief Executive Officer until the company's sale in 1998. Previous to that, Mr. Hussey held several positions with Bristol-Myers Squibb, a diversified pharmaceutical manufacturer, from 1986 to 1994, most recently as the General Manager Midwest Integrated Regional Business Unit. Mr. Hussey presently serves as a director of Option Care, Inc., a provider of home health care services.
John N. Kapoor, Ph.D.	58
		Dr. Kapoor has been a Director and Chairman of the Board of the Company since its formation in 1990. Dr. Kapoor is the sole shareholder and President of EJ Financial Enterprises, Inc., a health care consulting and investment company. In addition, Dr. Kapoor serves as Chairman of Option Care, Inc., a provider of home health care services; Chairman and interim CEO of Akorn, Inc., a manufacturer, distributor and marketer of generic ophthalmic products; a director of First Horizon Pharmaceutical Corporation, a distributor of pharmaceuticals; and, a director of Introgen Therapeutics, Inc., a gene therapy company.
Erick E. Hanson	55
		Mr. Hanson joined the Company as a Director in 1997. Mr. Hanson is currently President of Hanson and Associates, a consulting firm working with venture capital companies. Previously, Mr. Hanson served as President and CEO of Option Care, Inc., a provider of home health care services. Prior to joining Option Care, Mr. Hanson held a variety of executive positions with Caremark, Inc., including Vice President Sales and Marketing. Mr. Hanson served as President and Chief Operating Officer of Clinical Partners Inc. in Boston, MA from 1989 to 1991 and prior to 1989 was associated with Blue Cross and Blue Shield of Indiana for over twenty years. Mr. Hanson presently serves on the board of directors of Integrity Healthcare, Inc., a home healthcare provider.
Sander A. Flaum	65
		Mr. Flaum joined the Company as a Director in 1998. Since 1991, Mr. Flaum has served as CEO of Robert A. Becker EURO/RSCG, a marketing and advertising company, where he also serves as Chairman of the Board. Mr. Flaum was Executive Vice President of Kleinter Advertising from 1984 to 1991 and prior to that served as Market Director of Lederle Laboratories, a division of American Cyanamid. Mr. Flaum also serves on the board of directors of Hollins Communications Research Institute, Atrix Laboratories and Integrity Pharmaceuticals.

Matthew P. Rogan, M.D.	56
		Dr. Rogan joined the Company as a Director in 2000. Dr. Rogan is President and CEO of Unicorn Pharma Consulting, Inc., a provider of customized pharmaceutical and biotechnology medical services. From 1997 to 1999, Dr. Rogan was Vice President, Medical Affairs for Sanofi Pharmaceuticals in the United States. Prior to joining Sanofi, Dr. Rogan served as Senior Medical Director, Medical Affairs for Zeneca Pharmaceuticals from 1996 to 1997, and was Director of Clinical Support at Burroughs Wellcome from 1993 to 1995. Prior to 1993, Dr. Rogan held senior positions with Bristol-Myers Squibb.
Kaveh T. Safavi, M.D., J.D.	41
		Dr. Safavi joined the Company as a Director in 2000. Dr. Safavi is Vice President of Business and Strategic Development for Alexian Brothers of Illinois, Inc., a multi-hospital health system in metropolitan Chicago, Illinois. Prior to assuming his current position in 2000, Dr. Safavi served as Vice President, Medical Affairs for UnitedHealthcare of Illinois, Inc., a large managed care organization from 1996 to 1999 and served as President of Health Springs Medical Group of Illinois, a primary care group practice and physician practice management company from 1993 to 1995.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

PROPOSAL TWO

        APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

General

        On February 1, 2002, the Board of Directors voted to propose and recommend approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 25,000,000 shares to 50,000,000 shares (the "Common Stock Amendment") and directed that the Common Stock Amendment be submitted to the stockholders at the Annual Meeting. The Amended and Restated Certificate of Incorporation presently authorizes the issuance of 25,000,000 shares of Common Stock. The Common Stock Amendment would increase the authorized number of shares of Common Stock to 50,000,000 shares. The Company is also submitting a proposal to the stockholders to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to create a new class of authorized preferred stock consisting of 15,000,000 shares of preferred stock (the "Preferred Stock Amendment"). See "Proposal Three—Approval of Amendment to the Amended and Restated Certificate of Incorporation to Create a New Class of Authorized Preferred Stock".

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date is required to approve the Common Stock Amendment.

Proposed Amendment

        If the Common Stock Amendment is approved and the Preferred Stock Amendment (as described in "Proposal Three—Approval of Amendment to the Amended and Restated Certificate of Incorporation to Create a New Class of Authorized Preferred Stock") is approved, the text of the first paragraph of the Fourth Article of the Company's Amended and Restated Certificate of Incorporation would read in its entirety as follows:

    "The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of common stock, par value $.0002145 per share (the "Common Stock"), and 15,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

        In the event the stockholders approve the Common Stock Amendment, but not the Preferred Stock Amendment, references to Preferred Stock in the Fourth Article would be deleted and the number of authorized shares of capital stock of the Company would be adjusted accordingly.

General Effect of the Proposed Amendment and Reasons for Approval

        Of the Company's 25,000,000 currently authorized shares of Common Stock, 16,252,529 shares were issued and outstanding as of April 8, 2002. At that date, the Company had also reserved for issuance a total of 2,911,150 additional shares of Common Stock issuable upon the exercise of options under the Company's stock option plans.

        Adoption of the Common Stock Amendment would increase the number of authorized shares of the Company's capital stock by 25,000,000 shares, all of which would be classified as Common Stock. Therefore, upon adoption of the Common Stock Amendment the number of shares of Common Stock available for future issuance would increase by 25,000,000. Upon adoption of the Common Stock Amendment, the Board of Directors would be authorized to issue additional shares of Common Stock at such time or times, to such persons and for such consideration as it may determine without further stockholder approval, except as may be otherwise required by law or the rules of the Nasdaq National Market or any other national securities exchange on which the shares of Common Stock are at the time listed. The additional shares of Common Stock for which authorization is sought would, if and when issued, have the same rights and privileges as the presently outstanding shares of Common Stock. Holders of shares of Common Stock do not have preemptive rights to subscribe for or purchase any part of any new or additional issuance of shares of Common Stock or securities convertible into shares of Common Stock.

        The Board of Directors believes that the number of authorized shares of Common Stock should be increased by 25,000,000 to provide sufficient shares for use for such corporate purposes as may be determined advisable by the Board of Directors, without further action or authorization by the stockholders. Such corporate purposes might include, but would not be limited to, the acquisition of capital funds through the sale of stock, the acquisition of other corporations, businesses or properties, the attracting of strategic partners for the development of the Company's products, the declaration of stock dividends in the nature of a stock split or use in connection with compensation plans. As of the date hereof, there are no plans, agreements or arrangements with respect to the issuance of any of the shares of Common Stock which would be authorized by the proposed amendment; however, the Board of Directors believes that the availability of shares would afford the Company flexibility in considering and implementing corporate transactions of the type enumerated above to take advantage of favorable market conditions and business opportunities without the delay and expense associated with the holding of a special meeting of its stockholders.

        The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share. In addition, the issuance of additional shares may have a dilutive effect on the voting power of the current stockholders because such stockholders do not have preemptive rights. Finally, while the proposed increase in the number of authorized shares of Common Stock is not intended to prevent or impede a change in control of the Company, the issuance of additional shares of Common Stock could have the effect of delaying, deferring or preventing a change of control of the Company and may discourage bids for the Common Stock at a premium over the prevailing market price.

        Under Delaware law, stockholders will not have any dissenter's or appraisal rights in connection with the Common Stock Amendment. If the Common Stock Amendment is approved by the stockholders, it will become effective upon the Company's executing, acknowledging and filing a Certificate of Amendment as required by the General Corporation Law of the State of Delaware.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION DESCRIBED ABOVE IN PROPOSAL TWO.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO CREATE A NEW CLASS OF AUTHORIZED
PREFERRED STOCK

General

        On February 1, 2002, the Board of Directors voted to propose and recommend approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized capital stock of the Company and to create a new class of authorized preferred stock, $.01 par value per share (the "Preferred Stock"), consisting of 15,000,000 shares of "blank check" Preferred Stock and directing that the Preferred Stock Amendment be submitted to the stockholders at the Annual Meeting. At the present time, the Company is not authorized to issue shares of Preferred Stock.

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date is required to approve the Preferred Stock Amendment.

Description of New Class of Preferred Stock

        The Preferred Stock would have such preferences, voting powers, qualifications, and special or relative rights or privileges as the Board of Directors may designate for each series thereof issued from time to time. Upon issuance, and subject to the Company's Amended and Restated Certificate of Incorporation, the Preferred Stock could rank senior to the Common Stock. The Board of Directors, without any further action by the stockholders, would be able to issue the Preferred Stock for such purposes and for such consideration as it may determine.

Proposed Amendment

        If the Preferred Stock Amendment is approved, the text of the Fourth Article of the Company's Amended and Restated Certificate of Incorporation would be further amended by the addition of a second paragraph that would read in its entirety as follows:

    "The Board of Directors is authorized to issue the Preferred Stock from time to time in one or more classes or series thereof, each such class or series to have such voting powers (if any), conversion rights (if any), designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors and stated and expressed in a resolution or resolutions thereof providing for the issuance of such Preferred Stock."

Reasons for Approval

        The Board of Directors believes it is in the Company's best interests to create the Preferred Stock. The Board of Directors believes that the creation of the Preferred Stock enhances the Company's flexibility in connection with possible future actions, such as financings, mergers, acquisitions, the attracting of strategic partners for the development of the Company's products, or other corporate purposes. The Board of Directors also believes that the creation of the Preferred Stock will better position the Company to consider and respond to future business opportunities and needs. By approving the creation of the Preferred Stock, the Company will be able to issue the Preferred Stock without the expense and delay of a special stockholders' meeting.

        If this proposal is adopted, upon the filing of a certificate of amendment to the Company's Amended and Restated Certificate of Incorporation, the Board of Directors will be authorized to issue the Preferred Stock, from time to time, in one or more series, with such preferences, voting powers, qualifications, and special or relative rights or privileges as the Board of Directors, subject to certain limitations, may determine. The shares of Preferred Stock would be available for issuance without any further action by the stockholders, except as required by law or the rules of the Nasdaq National Market or any other national securities exchange on which the Company's shares may be traded. Shares of Preferred Stock could be issued publicly or privately, in one or more series and each series of Preferred Stock could rank senior to the Common Stock of the Company with regard to dividends and liquidation rights.

Possible Effects of Amendment Regarding Preferred Stock

        Even though not intended by the Board, the possible overall effect of the Preferred Stock Amendment on the holders of Common Stock (the "Common Stockholders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

        Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stockholders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

        If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stockholders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to stockholders generally.

        If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stockholders.

        The ability of the Board, without any additional stockholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. While the amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board, issuance of shares of Preferred Stock could be used to impede a change of control of the Company. Any such issuance of Preferred Stock in the takeover context, however, would be subject to compliance by the Board with applicable principles of fiduciary duty.

        The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its stockholders.

        Under Delaware law, stockholders will not have any dissenter's or appraisal rights in connection with the Preferred Stock Amendment. If the Preferred Stock Amendment is approved by the stockholders, it will become effective upon the Company's executing, acknowledging and filing a Certificate of Amendment required by the General Corporation Law of the State of Delaware.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION DESCRIBED ABOVE IN PROPOSAL THREE.

PROPOSAL FOUR

        APPROVAL OF AN AMENDMENT TO THE
NEOPHARM, INC. 1998 EQUITY INCENTIVE PLAN

General

        The Company's 1998 Equity Incentive Plan (the "Plan") was originally adopted by the Board of Directors in 1998 and approved by the stockholders in 1999. On February 1, 2002, the Board of Directors adopted an amendment to the Plan (the "Plan Amendment") increasing the number of shares issuable thereunder from 2,200,000 shares to 4,000,000 shares and requiring that the Plan Amendment be submitted to the stockholders for approval at the Annual Meeting.

        A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan that was filed electronically with this proxy statement with the Securities and Exchange Commission. Such text is not included in the printed version of this proxy statement. A copy of the Plan is available from the Company's Secretary at the address on the cover of this document.

Purpose Of The Proposal

        The Board of Directors believes that the growth of the Company depends significantly upon the Company's ability to attract and retain key employees, directors and consultants. The Board of Directors also believes that providing key employees, directors and consultants with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing stockholder value. As of April 1, 2002, 2,023,075 options had been issued pursuant to the Plan, and 115,590 options remained available for future grants. The Board of Directors is proposing a 1,800,000 share increase in the number of shares issuable through the Plan in order that the Company may continue to provide an effective means to secure, motivate and retain key personnel.

        The Amendment is being submitted to the shareholders for approval in order to satisfy the requirements of the Nasdaq National Market.

Administration Of The Plan

        Under the Plan, the Board of Directors as a whole, or a committee designated by the Board, is authorized to award stock options, restricted stock, performance shares, performance units and bonus stock. All full-time employees, as well as consultants and directors, are eligible to receive awards. The administrators of the Plan have the discretion to determine the persons to whom awards shall be made, and subject to the terms of the Plan, the terms and conditions of each award. The administrators of the Plan may, among other things, cancel outstanding awards and grant substitute awards with an exercise price determined by reference to the value of the Company's common stock on the date of substitute awards, accelerate vesting and waive terms and conditions of outstanding awards and permit eligible employees or consultants to elect to acquire, prior to earning compensation, options in lieu of receiving such compensation. All awards become fully vested upon a change of control of the Company.

Options.

        The exercise price of options issued under the Plan may not be less than 85% of the fair market value of a share of the Company's Common Stock on the grant date (100% for incentive stock options and 110% for incentive stock options granted to an individual possessing more than 10% of the Company's voting rights). Options become exercisable as to 25% of the shares subject to an award on each of the first four anniversaries of the grant date unless the administrator specifies a different vesting schedule. Options have a maximum term of 10 years. The option exercise price may be paid

(i) in cash or by check, (ii) in stock, (iii) in restricted stock, (iv) though a simultaneous sale through a broker of unrestricted stock acquired upon exercise of the option, (v) through a loan or loan guaranty made by the Company or (vi) any combination of the foregoing. Options may be designated by the administrator as incentive stock options for which the amount of option "spread" at the time of exercise, assuming no disqualifying disposition, is generally not to be taxable income to the grantee (except for possible alternative minimum tax liability) and is not deductible by the Company for federal income tax purposes.

Restricted Stock And Bonus Stock.

        The Plan administrator determines the purchase price applicable to grants of restricted stock, which may be as low as the par value of the common stock. The administrator also determines the restrictions, if any, applicable to the restrictive stock, which may include performance goals. The administrator may also grant bonus stock.

Grant Of Performance Units And Performance Shares.

        Before performance units or performance shares are granted, the administrator is required to (i) determine objective performance goals and the amount of compensation under the goals applicable to the grant, (ii) designate the measuring period of between one and seven years to ascertain the achievement of the goals and (iii) assign a performance percentage to each level of attainment of performance goals during the measuring period. The administrator may use any performance factors it deems appropriate. A grant of performance units or performance shares may, but need not, be identified with another award under the Plan.

Exercise Of Performance Units And Performance Shares.

        If the minimum performance goals applicable to an award of performance units or performance shares are achieved, then the award generally becomes exercisable on the later of the first anniversary of the grant date or the first day after the end of the measuring period. The benefit of a performance unit is dependent upon the percentage of performance goals attained and the value of each performance unit (which is fixed at the time of its grant). If the minimum performance goals of a performance unit award are achieved, then the Company will deliver to the grantee (i) in the case of performance units, cash in an amount equal to the product of the number of performance units successively multiplied by the value of each performance unit and the performance percentage achieved during the measuring period, or (ii) in the case of an award of performance shares, shares of common stock equal in number to the product of the number of performance shares subject to the award multiplied by the performance percentage achieved during the measuring period, in either case except to the extent that the administrator determines that cash or common stock should be paid in lieu of some or all of such common stock or cash, as applicable. Any performance unit or performance share award with respect to which the performance goals are not achieved shall expire.

Loans And Loan Guarantees.

        The administrator may allow a grantee to defer payment to the Company of all or part of the exercise price of an option, the purchase price of restricted sock or any taxes associated with any non-cash benefit under the Plan. The administrator also may cause the Company to guarantee a third-party loan to cover such amounts. The terms of any such deferral or guarantee shall include an interest rate not more favorable to the grantee than the terms applicable to funds borrowed by the Company from time to time. The administrator may forgive the repayment of any or all of the principal of or interest on any such deferred payment obligation.

Exercise After Termination Of Continuous Status As An Employee Or Consultant.

        If a grantee's continuing status as an employee or consultant is terminated for cause, all unvested or unexercised awards will terminate and be forfeited. In the event of death or disability of a grantee, any restricted stock will become vested, any unexercised option may be exercised for twelve months following the date of termination, and any unexercised performance share or performance units may be exercised for 180 days following such date, provided that if a measuring period has not ended, the benefit will be pro-rated on the basis of the elapsed portion of the measuring period and the actual or extrapolated performance, as determined by the administrator, over the full measuring period. If a grantee's continuing status as an employee or consultant terminates for any other reason, any restricted stock will be forfeited, the then-exercisable portion of any unexercised option may be exercised for 90 days and any unexercised performance shares or performance units may be exercised if and to the extent determined by the administrator. The administrator has the discretion to extend such post-termination exercisability.

Amendments.

        The Plan may be amended by the Board of Directors without stockholder approval except as may be required to permit transactions in Common Stock to be excepted from liability under Section 16 (b) of the Securities Exchange Act of 1934, or under the listing requirements of any securities exchange or national market system on which any of the Company's equity securities are listed.

Option Grants.

        It is not possible to state the persons who will receive options or awards under the Plan in the future, nor the amount of options or awards that will be granted. The following table sets forth information with respect to grants of options that have been made pursuant to the Plan since January 1, 2001 to (i) the Company's chief executive officer and president, (ii) each of the other named executive officers, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group and, (v) all employees who are not executive officers as a group.

NEW PLAN BENEFITS
1998 EQUITY INCENTIVE PLAN

Number of Units(1)
James M. Hussey Director, President and Chief Executive Officer	360,000
Jeffrey Sherman, M.D. Chief Medical Officer and Executive Vice President	109,500
Imran Ahmad Chief Scientific Officer and Senior Vice President	51,000
Larry Kenyon Chief Financial Officer and Secretary	35,000
Kirk Rosemark Vice President—Regulatory Affairs	25,300
Lewis Strauss Vice President—Clinical Development	5,000
Executive officers as a group	609,900
All current directors who are not executive officers as a group	73,000
Employees who are not executive officers as a group	274,450

(1)
The dollar value of these options cannot be determined because they depend on the market value of the underlying shares on the date of exercise.

Certain Federal Income Tax Consequences Of The Plan Under Current Law.

        The following discussion is only a summary of the principal federal income tax consequences of the grant of incentives under the Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of each optionee, which may substantially alter or modify the federal income tax consequences herein discussed.

        The maximum capital gains tax rate for individuals is 20% on gains from the sales of capital assets held for more than 12 months. In contrast, the maximum individual ordinary income tax rate is 38.6%. The following discussion assumes that the shares of Common Stock acquired directly or upon exercise of an option constitute capital assets in the optionee's hands.

        An optionee will recognize no taxable income at the time an incentive stock option is granted, vests or is exercised. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the transfer of such shares to the optionee, any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the optionee's alternative minimum tax.

        If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of the disqualifying disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) provided that the disqualifying disposition is made more than one year after the shares are transferred to the optionee, long-term capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

        An optionee will recognize no taxable income at the time a non-qualified stock option is granted or vests. An optionee will realize ordinary income in the year of exercise of a non-qualified stock option measured by the difference between the fair market value on the exercise date of the shares transferred and the option price.

Deductions For Federal Income Tax Purposes.

        The Company will be entitled (provided it satisfies certain reporting requirements) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding periods outlined above are met, no deduction will be available to the Company in connection with an incentive stock option.

Limitation on Compensation Deduction.

        Publicly-held corporations may not deduct compensation paid to some of their executive officers in excess of $1 millions. The employees covered by the $1 million compensation deduction limitation are the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

        There is an exception to the $1 million compensation deduction limitation for compensation paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option satisfies the qualified performance-based compensation exception if the following conditions are met:

  •
  the grant is made by a compensation committee comprised of outside directors,

  •
  the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee,

  •
  under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant, for example, the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant, and

  •
  the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to shareholders and subsequently approved by them.

        If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (for example, an option is granted with an exercise price that is less than the fair market value of the underlying common shares as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made subject to reaching a performance goal that has been previously established and approved by our shareholders and otherwise qualifies under Section 162(m) of the Internal Revenue Code.

Market Value Of Securities Underlying Options

        As of April 8, 2002, the closing price of the Company's Common Stock as reported in the Nasdaq National Market was $19.50 per share.

Approval And Termination

        The Plan Amendment was approved by the Board of Directors of the Company on February 1, 2002. Unless sooner terminated by the Board of Directors, the Plan will terminate on July 23, 2008.

        The text of the Plan Amendment is as follows:

        The first sentence of Section 3(a) of the Plan is changed to read as follows:

          "(a) Subject to Section 24, an aggregate of 4,000,000 shares of Stock are hereby made available and are reserved for delivery on account of the grant and exercise of Awards (including Restricted Stock) and the payment of benefits in connection with Awards under the Plan."

THE BOARD OF DIRECTORS CONSIDERS PROPOSAL FOUR TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held five meetings in 2001. During 2001, each of the directors participated in at least 75% of the total number of such meetings of the Board and meetings of committees of the Board on which he served.

        The Board of Directors has established a Compensation Committee and an Audit Committee. The Company's bylaws provide that each such committee shall have one or more members, who serve at the pleasure of the Board of Directors. The Company does not have a standing nominating committee, however, the Board of Directors will consider director nominations which are submitted by stockholders in writing addressed to: Corporate Secretary, NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

        Compensation Committee.    The Compensation Committee is responsible for overseeing the Company's incentive compensation and benefit plans and for reviewing and making recommendations to the Board of Directors with respect to the administration of the salaries, incentives and other compensation of directors, officers, and other employees of the Company, including the terms and conditions of their employment and other compensation matters. The Compensation Committee currently consists of Messrs. Flaum, Hanson, Rogan and Safavi. During fiscal 2001, the Compensation Committee met twice.

        Audit Committee.    The Board of Directors adopted an Audit Committee Charter on June 8, 2000. The Audit Committee currently consists of Messrs. Hanson, Rogan and Safavi, all of whom are considered to be "independent" as defined by the National Association of Securities Dealers ("NASD") listing requirements. The Audit Committee is responsible for making an annual recommendation, based on a review of qualifications, to the Board of Directors for the appointment of independent public accountants to audit the financial statements of the Company and to perform such other duties as the Board of Directors may from time to time prescribe. The Audit Committee is also responsible for reviewing and making recommendations to the Board of Directors with respect to (i) the scope of audits conducted by the Company's independent public accountants and internal auditors and (ii) the accounting methods and the system of internal controls used by the Company. In addition, the Audit Committee reviews reports from the Company's independent public accountants and internal auditors concerning compliance by management with governmental laws and regulations and with the Company's policies relating to ethics, conflicts of interest and disbursements of funds. During fiscal 2001, the Audit Committee held two meetings.

        Committee Interlocks and Insider Participation.    Each of the aforementioned individuals is a non-employee director of the Company, and Messrs. Hanson, Rogan and Safavi serve on both the Compensation and Audit Committees. In 2001, the Company paid Unicorn Pharma Consulting, Inc. ("Unicorn") $35,283 pursuant to a Consulting Agreement for certain clinical development, staffing evaluation and corporate organization services, plus reimbursement of expenses. Dr. Rogan, a member of the Board and of the Compensation and Audit Committees, is the President and a principal stockholder of Unicorn. See "Certain Relationships and Related Transactions" for additional information.

COMPENSATION OF DIRECTORS

        Non-employee directors ("Outside Directors"), other than Dr. Kapoor, are paid $1,000 for attendance at each directors' meeting and $500 for attendance at each committee meeting. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

        Outside Directors, other than Dr. Kapoor, are eligible to receive grants of nonstatutory stock options. Each Outside Director is granted an option to purchase shares of Common Stock of the

Company upon his or her initial and each subsequent election as a director. Options granted to Outside Directors vest one year from the date of grant. Currently four Outside Directors are eligible to participate in this program.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors has furnished the following report on its activities:

        The Committee reviewed the audited financial statements in the Annual Report with management. The Committee also reviewed with management and the independent auditors the reasonableness of significant judgments and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted accounting standards. In addition, the Committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosure required by the Independence Standards Board, and considered the possible effect of non-audit services on the auditor's independence. Fees for the annual audit were $53,000 and all other fees were $26,500. No fees were paid to the independent auditors for financial information systems design and implementation services.

        The Committee discussed and reviewed with the Company's internal and independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees," and, with and without management present, discussed and reviewed the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also reviewed the Company's compliance program. The Committee held one meeting during the year.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                      Kaveh T. Safavi, Chairman
                      Erick E. Hanson
                      Matthew P. Rogan

EXECUTIVE COMPENSATION

        Summary of Cash and Certain Other Compensation of Executive Officers.    The following table sets forth certain summary compensation information for the fiscal year ended December 31, 2001, for services rendered by each person who served as chief executive officer of the Company at any time during 2001 and for each executive officer of the Company who received more than $100,000 in salary and bonus in 2001 (the "Named Executive Officers").

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Annual Compensation Bonus($)	Other Annual Compensation	Restricted Stock Awards($)	Options(#)
James M. Hussey, Chief Executive Officer and President(1)	2001 2000 1999	$297,000 278,700 254,700	$148,500 400,000 100,000	$9,000 9,000 82,900	$0 0 0	110,000(7 77,000(8 154,000(9	) ) )
Jeffrey W. Sherman, M.D., Chief Medical Officer and Executive Vice President(2)	2001 2000 1999	$225,000 64,904 0	$90,000 16,875 0	$3,600 900 0	$0 0 0	77,000(7 143,000(10 0	) )
Lewis C. Strauss, M.D., V.P.—Clinical Development(3)	2001 2000 1999	$182,013 177,300 160,500	$54,600 0 42,500	$4,800 36,800 20,000	$0 66,500 31,500	0 22,000(8 88,000(9	) )
Imran Ahmad, Ph.D., Chief Scientific Officer and Senior V.P.—Research and Development(4)	2001 2000 1999	$150,000 57,700 0	$45,000 15,000 0	$13,614 61,900 0	$0 0 0	38,500(7 55,000(11 0	) )
Lawrence A. Kenyon, Chief Financial Officer and Secretary(5)	2001 2000 1999	$125,000 38,862 0	$37,500 12,500 0	$3,600 900 0	$0 0 0	27,500(7 33,000(12 0	) )
Kirk Rosemark, V.P.—Regulatory Affairs(6)	2001 2000 1999	$109,792 0 0	$41,000 0 0	$0 0 0	$0 0 0	22,000(13 0 0)

(1)
Mr. Hussey joined the Company as President and CEO in March 1998.

(2)
Dr. Sherman joined the Company in September 2000.

(3)
Dr. Strauss joined the Company in April 1998.

(4)
Dr. Ahmad joined the Company in June 2000 as Director of Research and Development.

(5)
Mr. Kenyon joined the Company in September 2000.

(6)
Mr. Rosemark joined the Company in April 2001.

(7)
The stock options became exercisable for 25% of the covered shares on February 2, 2002 and become exercisable with respect to an additional 25% on each anniversary of such date.

(8)
The stock options became exercisable for 25% of the covered shares on January 3, 2001 and become exercisable with respect to an additional 25% on each anniversary of such date.

(9)
The stock options became exercisable for 25% of the covered shares on January 4, 2000 and become exercisable with respect to an additional 25% on each anniversary of such date.

(10)
The stock options became exercisable for 25% of the covered shares on August 25, 2001 and become exercisable with respect to an additional 25% on each anniversary of such date.

(11)
33,000 stock options were granted on June 16, 2000. These options become exercisable for 25% of the covered shares on June 16, 2001 and will become exercisable with respect to an additional 7,750 shares on each anniversary of such date. The remaining 22,000 stock options were granted on October 31, 2000 and became exercisable for 25% of the covered shares on October 31, 2001 and will become exercisable with respect to an additional 5,500 shares on each anniversary of such date.

(12)
The stock options became exercisable for 25% of the covered shares on August 21, 2001 and will become exercisable with respect to an additional 25% on each anniversary of such date.

(13)
The stock options became exercisable for 25% of the covered shares on March 10, 2002 and will become exercisable with respect to an additional 25% on each anniversary of such date.

Option Grants in Last Fiscal Year

        The following table sets forth information with respect to grants of options to purchase Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2001:

Individual Grants

		% of Total Options Granted to Employees in Fiscal Year
					Potential Realizable Value as Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted Options(#)		Exercise Price Per Share	Expiration Date
					5%	10%
James M. Hussey	110,000	20.8%	$26.25	2/02/2011	$1,815,933	$4,601,933
Jeffrey W. Sherman	77,000	14.5%	$26.25	2/02/2011	$1,271,153	$3,221,352
Imran Ahmad	38,500	7.3%	$26.25	2/02/2011	$635,577	$1,610,676
Lawrence A. Kenyon	27,500	5.2%	$26.25	2/02/2011	$453,983	$1,150,483
Kirk Rosemark	22,000	4.2%	$16.59	3/10/2011	$229,547	$581,716

Aggregated Option Exercises in Last Fiscal
Year, and Fiscal Year-End Option Values

        The following table sets forth information with respect to stock options exercised during the fiscal year ended December 31, 2001, and the value at December 31, 2001, of unexercised stock options held by the Named Executive Officers:

Individual Grants

Name	Shares Acquired on Exercise #	Value Realized $	Number of Unexercised Options at Fiscal Year-End Exercisable/Unexercisable #	Value of Unexercised Options In-the-Money at Fiscal Year-End Exercisable/Unexercisable $*
James M. Hussey	100,000	$967,138	316,250/354,750	$5,763,470/$6,448,207
Jeffrey W. Sherman	0	$0	35,750/184,250	$107,412/$322,238
Lewis C. Strauss	0	$0	66,000/66,000	$1,014,238/$836,113
Imran Ahmad	0	$0	13,750/74,750	$79,162/$237,488
Lawrence A. Kenyon	0	$0	8,250/52,250	$60,412/$181,238
Kirk Rosemark	0	$0	0/22,000	$0/$186,100

*
Represents the fair market value at December 31, 2001 of the Common Stock underlying the options minus the exercise price.

Employment and Other Agreements

        Mr. James M. Hussey entered into an employment agreement (the "Agreement") with the Company as of March 16, 1998, pursuant to which Mr. Hussey agreed to serve as President and Chief Executive Officer of the Company. The Agreement is in effect until terminated by either party in accordance with its terms. In addition to a base salary, which is reviewed annually by the Compensation Committee of the Board and which has been increased during the term of Mr. Hussey's employment from $250,000 in 1998 to $297,000 in 2001, Mr. Hussey is also eligible for a bonus based on the Company's performance in the prior year, as well as options under the Company's stock option plan. Upon execution of his employment agreement, Mr. Hussey received 400,000 options and has subsequently received additionally stock options. The Agreement contains provisions requiring Mr. Hussey to refrain from disclosing any confidential information during his employment and for a period of twelve months thereafter.

Compensation Committee Report

        The Compensation Committee of the Board of Directors, consisting of directors Sander A. Flaum, Erick E. Hanson, Matthew P. Rogan and Kaveh T. Safavi, none of whom is an employee of the Company, annually reviews and makes recommendations to the Board of Directors regarding executive compensation. It is the philosophy of the Committee that the total executive compensation package should align the financial interests of the Company's executives with the short-term and long-term goals of the Company and consequently enhance stockholder value. The key elements of the Company's current compensation program include a base salary, an annual bonus and equity participation through a long term incentive plan.

        Base Salary.    As an emerging cancer research company, with 72 full time employees, it is difficult to compare salaries to any particular peer group. Rather, the Committee takes into consideration the responsibilities, experience level, individual performance levels and amount of time devoted to the

Company's needs. Salaries are reviewed annually by the Committee based on the foregoing criteria and are adjusted, if warranted, by the Committee.

        Annual Bonus.    The Committee recommends to the Board the amount of bonus awards, including who should receive them, based upon its evaluations. The awards are intended to reward excellent individual and team performance in the achievement of the Company's financial and operational goals. The Board of Directors reviews the Committee's bonus recommendations and makes its bonus determinations based on the Committee's report. Bonuses (exclusive of restrictive stock awards) paid to employees for the fiscal year 2001 amounted to 29% of base salary.

        Long-term Incentives.    The Company adopted the 1998 Equity Incentive Plan in July 1998. The purpose of this plan is to create an opportunity for employees, including executive officers, directors and consultants to the Company, to share in the enhancement of stockholder value. As with annual bonus payments, the Compensation Committee annually recommends to the Board the grant of incentive awards based upon its evaluation of individual contributions towards the Company's past and future success. After reviewing the recommendation of the Committee, including the executive's individual performance and level of responsibility together with the Company's achievement with respect to profitability and growth, the Board grants incentive awards. In 2001 the Committee made recommendations for the issuance of 526,850 stock options.

                      Sander A. Flaum, Chairman
                      Erick E. Hanson
                      Matthew P. Rogan
                      Kaveh T. Safavi

SECURITY OWNERSHIP

        Except as otherwise noted, the following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of April 8, 2002 by (i) all those known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director of the Company and each nominee for director, (iii) each of the Named Executive Officers and (iv) all executives, directors and nominees for director as a group. Unless otherwise noted, each person's address is in care of NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

Name	Amount and Nature of Beneficial Ownership		Percent of Class(1)
John N. Kapoor, Ph.D.	4,396,048	(2)	27.00%
John N. Kapoor 1994-A Annuity Trust	1,703,543	(3)	10.48
Kern Capital Management LLC.	1,147,440	(4)	7.06
Gilder, Gagnon, Howe & Co. LLC.	1,020,653	(5)	6.28
EJ Financial/NEO Management, L.P.	995,293	(6)	6.12
James M. Hussey	523,930	(7)	3.13
Lewis Strauss, M.D.	116,729	(8)	*
Jeffrey W. Sherman, M.D.	55,000	(9)	*
Sander A. Flaum	26,950	(10)	*
Imran Ahmad, Ph.D.	23,375	(11)	*
Erick E. Hanson	21,250	(12)	*
Lawrence A. Kenyon	15,125	(13)	*
Matthew P. Rogan, M.D.	13,750	(14)	*
Kaveh T. Safavi, M.D.	13,750	(14)	*
Kirk Rosemark	5,500	(15)	*
All officers and directors as a group (11 persons)	5,211,407		30.55%

*
Indicates ownership of less than 1%.

(1)
Based on 16,252,529 shares of Common Stock outstanding as of April 8, 2002, plus 805,000 shares subject to options that are considered to be beneficially owned by the persons listed. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or group holding such options or warrants.

(2)
Includes 27,500 shares that may be acquired pursuant to vested options, 997,779 shares held by the John N. Kapoor Trust, dated 9/20/89 (the "JNK Trust"), of which Dr. Kapoor is the sole trustee and sole beneficiary and 995,293 shares held by EJ Financial/NEO Management, L.P. (the "Limited Partnership") of which John N. Kapoor is Managing General Partner. The amount shown also includes: 330,000 shares which are held by the John N. Kapoor Charitable Trust (the "Charitable Trust"), of which Dr. Kapoor and his spouse are co-trustees; 1,703,544 shares of common stock which are owned by the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") of which the sole trustee is Editha Kapoor, Dr. Kapoor's spouse; and 341,932 shares which are owned by four trusts which have been established for Dr. Kapoor's children (the "Children's Trusts") of which the sole trustee is Editha Kapoor. Dr. Kapoor does not have or share voting, investment or dispositive power with respect to the shares owned by the Annuity Trust or the Children's Trusts and Dr. Kapoor disclaims beneficial ownership of these shares as well as the shares held by the Charitable Trust.

(3)
The sole trustee of the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") is Editha Kapoor, Dr. Kapoor's spouse, who also serves as trustee for four trusts which have been established for their children (the "Children's' Trusts") and which collectively own 341,932 shares and as co-trustee with Dr. Kapoor of the John N. Kapoor Charitable Trust. The shares held by the Children's' Trusts and the Charitable Trust are not included in the reported shares.

(4)
The address for Kern Capital Management LLC is 114 West 47th Street, Suite 1926, New York, NY 10036. Ownership is as reported by the holder on February 14, 2002.

(5)
The address for Gilder, Gagnon, Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, NY 10019. Ownership is as reported by the holder on February 11, 2002.

(6)
The Managing Partner of EJ Financial/Neo Management, L.P. is John N. Kapoor and its address is 225 East Deerpath, Suite 250, Lake Forest, Illinois 60045.

(7)
Includes 511,500 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(8)
Includes 99,000 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(9)
Includes 55,000 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(10)
Includes 19,250 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(11)
Includes 23,375 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(12)
Includes 21,250 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(13)
Includes 15,125 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(14)
Includes 13,750 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

(15)
Includes 5,500 shares that may be acquired pursuant to options exercisable as of April 19, 2002 or that will become exercisable within 60 days of April 19, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 1994, the Company entered into a Consulting Agreement with EJ Financial Enterprises, Inc. ("EJ Financial"). The Consulting Agreement provides that the Company will pay EJ Financial $125,000 per year (paid quarterly) for certain management consulting services. Dr. John Kapoor, the Company's Chairman of the Board, is the president and a director of EJ Financial. These charges reflect the management consulting services provided by EJ Financial to NeoPharm. Unless terminated by the parties, the management services agreement with EJ Financial automatically renews in June of each year for a one-year term.

        In March 2000, the Company entered into a Consulting Agreement with Unicorn Pharma Consulting, Inc. ("Unicorn"). Under the terms of the consulting Agreement, Unicorn was paid $5,000 per week for its services, plus reimbursement of expenses. During the year ended December 31, 2000, the Company paid Unicorn a total of $90,000. Dr. Matthew P. Rogan, a member of the Board of Directors, is the President and a principal shareholder of Unicorn. The Consulting Agreement with Unicorn was terminated by mutual agreement of the parties on October 1, 2000, and the parties entered into a new consulting agreement in November 2001. Under the new consulting agreement, the Company paid Unicorn approximately $35,283 in 2001. Unicorn is paid $300.00 per hour for services performed under the agreement.

        In December 2001, following approval by the Company's Board of Directors, the Company loaned $3,250,000 to Akorn, Inc., an independent publicly traded company, to assist Akorn in the completion of its manufacturing facility in Decatur, Illinois. The note receivable issued to Akorn is due in December 2006, and accrues interest at a rate equal to that received on the Company's investments in marketable securities, which is lower than the rate paid by Akorn on its other outstanding debt. In exchange, the Company has entered into a manufacturing processing agreement that grants the Company access to at least 15% of the annual lyophilization manufacturing capacity at Akorn at a discounted price, upon completion of the facility. Dr. Kapoor, the Company's Chairman, is also Chairman and Chief Executive Officer of Akorn, and holds a substantial stock position in both companies. Because of his role in both companies, Dr. Kapoor refrained from participating in the deliberations by the Company's Board of Directors.

        In connection with the Company's initial public offering, the Company adopted a policy whereby any transactions between the Company and its officers, directors, principal stockholders and any affiliates of the foregoing persons will be on terms no less favorable to the Company than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's disinterested outside directors.

STOCK PERFORMANCE GRAPH

        The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock with the cumulative return on the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Stock Index during the period beginning December 31, 1996 through December 31, 2001. The price of the Common Stock as reflected in the graph has been adjusted to reflect the 10% stock dividend paid in December 2001. The comparison assumes that $100 was invested on December 31, 1996 in the Company's Common Stock and in the foregoing indices and assumes the reinvestment of dividends. From December 1996 to April 2000 the Company's common stock traded on the American Stock Exchange under the symbol NEO. In April 2000, the Company's common stock began trading on the Nasdaq National Market under the symbol NEOL. On April 19, 2002 the Company's common stock closed at $XX.XX per share.

NeoPharm, Inc.
Stock Performance Graph

Performance Information	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
NeoPharm, Inc.	100	66	152	270	473	344
NASDAQ Market Index-U.S. Cos.	100	122	173	321	193	153
NASDAQ Pharmaceutical Index	100	103	131	247	308	262

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission and the applicable stock exchanges reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2001 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

RELATIONSHIP WITH INDEPENDENT AUDITORS

        The firm of Arthur Andersen LLP was the Company's independent public accountant for the 2001 fiscal year. A representative from the Company's independent public accountants customarily attends the Annual Meeting and has the opportunity to make a statement if he so desires. This representative also is available to respond to appropriate questions. The Company has not yet selected its independent public accountants for the 2002 fiscal year.

OTHER MATTERS

        The only matters which management intends to present to the meeting are set forth in the Notice of Annual Meeting. Management knows of no other matters which will be brought before the meeting by any other person. However, if any other matters are properly brought before the meeting, the persons named on the enclosed form of proxy intend to vote on such matters in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS AND OTHER MATTERS FOR THE 2003 ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in 2003 must be received by the Company on or before December 27, 2002 for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting.

        In order for a stockholder to bring other business before a stockholder meeting, timely notice must be received by the Company not less than 45 days before the date on which the Company mailed its Proxy Statement for the prior year's Annual Meeting of Stockholders (but if the Annual Meeting is called for a date that is not within 30 days of the anniversary date, then the notice must be received within a reasonable time before the Company mails its Proxy materials for the then current year). For the 2003 Annual Meeting the notice date would be March 12, 2003. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's Proxy Statement. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company.

2001 ANNUAL REPORT ON FORM 10-K

        A copy of the Company's 2001 Annual Report on Form 10-K (the "Form 10-K") accompanies this Proxy Statement as part of the Company's Annual Report. Additional copies of the Form 10-K are available to stockholders without charge on request made in writing to the following address: NeoPharm, Inc., 150 Field Drive, Suite 195, Lake Forest, Illinois 60045.

                      By Order of the Board of Directors,

                      James M. Hussey
                       President and Chief Executive Officer

April 26, 2002

APPENDIX A

1998 EQUITY INCENTIVE PLAN

        Introduction.    NeoPharm, Inc., a Delaware corporation (the "Company"), hereby establishes the NeoPharm 1998 Equity Incentive Plan (the "Plan"), effective on the Effective Date (as defined below).

        1.    Purpose.

        The purpose of the Plan is to advance the interest of the Company by encouraging and enabling the acquisition of a larger personal financial interest in the Company by those employees and consultants upon whose judgment and efforts the Company is largely dependent on the successful conduct of its operations. An additional purpose of the Plan is to provide a means by which employees and consultants of the Company and its Subsidiaries can acquire and maintain Stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain associated with the Company and its Subsidiaries. It is anticipated that the acquisition of such financial interest and Stock ownership will stimulate the efforts of such employees and consultants on behalf of the Company, strengthen their desire to continue in the service of the Company and encourage shareholder and entrepreneurial perspectives through Stock ownership.

        2.    Definitions.

        As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (a)  "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b)  "Award" means Options, shares of Restricted Stock, performance units, performance shares, or stock bonuses granted under the Plan.

          (c)  "Award Agreement" has the meaning specified in Section 4(b)(vi).

          (d)  "Board" means the Board of Directors of the Company.

          (e)  "Cause" means conviction of the Grantee of a felony which is, in the opinion of the Administrator, likely to result in injury of a material nature to the Company or a Subsidiary; the material violation by the Grantee of written policies of the Company or a Subsidiary; the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries; or the willful and intentional action or omission to act in connection with the Grantee's duties to the Company or a Subsidiary resulting, in the opinion of the Administrator, in injury of a material nature to the Company or a Subsidiary.

          (f)    "Change of Control" means any of the following:

            (i)    the acquisition or holding by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (other than by the Company or any of its Subsidiaries or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of either the then-outstanding Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no such person, entity or group shall be deemed to own beneficially: (A) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary; (B) any securities acquired pursuant to a benefit plan of the Company or a Subsidiary; (C) any securities issuable pursuant to an option, warrant or right owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; (D) any security that would otherwise be beneficially owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; and (E) any securities issued in connection with a stock split, stock dividend or similar recapitalization or reorganization with respect to shares covered by the foregoing exceptions; or

            (ii)  individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be members of the Incumbent Board; or

            (iii)  approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60%, respectively, of the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of this Section the votes of all Section 16 Persons shall be disregarded in determining whether stockholder approval has been obtained.

Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur.

          (g)  "Change of Control Value" means the Fair Market Value of a share of Stock on the date of a Change of Control.

          (h)  "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

          (i)    "Committee" means a committee of the Board appointed pursuant to Section 4(a).

          (j)    "Company" has the meaning set forth in the introductory paragraph.

          (k)  "Consultant" means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services and is compensated for such services and any director of the Company whether compensated for such services or not.

          (l)    "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where re-employment is not guaranteed by contract or statute) the Grantee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option, or (ii) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (m)  "Disability" means, for purposes of the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Administrator renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred. and which is expected to be permanent or for an indefinite duration exceeding one year.

          (n)  "Effective Date" means the date of adopting of this Plan by the Board, provided, that if the shareholders do not approve the Plan, there shall be no Effective Date.;

          (o)  "Employee" means any person, including officers and directors, employed by the Company or any Subsidiary.

          (p)  "Fair Market Value" means, as of any applicable date:

            (i)    if the Common Stock is listed for trading on the American Stock Exchange, the closing price, regular way, of the security as reported on the American Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

            (ii)  if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

            (iii)  if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

            (iv)  if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

          (q)  "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

          (r)  "Grantee" means an individual who has been granted an Award.

          (s)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (t)    "including" or "includes" means "including, without limitation," or "includes, without limitation", respectively.

          (u)  "Measuring Period" has the meaning specified in Section 6(e)(i)(B).

          (v)  "Minimum Consideration" means $.0002145 per share of Stock or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

          (w)  " 1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

          (x)  "Nonstatutory Stock Option" means an Option which does not or is not intended to qualify as an Incentive Stock Option.

          (y)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (z)  "Option" means a stock option granted pursuant to the Plan.

          (aa) "Option Price" means the per share purchase price of Stock subject to an Option.

          (bb) "Performance Percentage" has the meaning specified in Section 6(e)(i)(C).

          (cc) "Plan" has the meaning set forth in the introductory paragraph.

          (dd) "Retirement" means a termination of employment with the Company and its Subsidiaries other than for Cause at any time after attaining age 65.

          (ee) "Restricted Stock" means shares of Stock acquired pursuant to a grant of a Stock Purchase Right under Section 6(d) below.

          (ff)  "SEC" means the Securities and Exchange Commission.

          (gg) "Section 16 Person" means a person, whether or not a Grantee, who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

          (hh) "Stock" means the common stock, $.0002145 par value, of the Company.

          (ii)  "Stock Purchase Right" means the right to purchase Stock pursuant to Section 6(d) below.

          (jj)  "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation with respect to which the Company owns, directly or indirectly, 25% or more of the then-outstanding common shares.

          (kk) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        3.    Scope of the Plan.

          (a)  Subject to Section 24, an aggregate of 2,000,000 shares of Stock are hereby made available and are reserved for delivery on account of the grant and exercise of Awards (including Restricted Stock) and the payment of benefits in connection with Awards under the Plan. Such shares may be treasury shares or newly-issued shares, as may be determined from time to time by the Board or the Administrator.

          (b)  Subject to Section 3(a) (as to the maximum number of shares of Stock available for delivery in connection with Awards), up to an aggregate of 250,000 shares of Restricted Stock and bonus shares of Stock may be granted under the Plan.

          (c)  If and to the extent an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards. To the extent that the benefit in connection with an Award is paid in cash, there shall be deducted from the share limit provided in Section 3(a) a number of shares equal to the amount of the cash paid divided by the Fair Market Value of a share of Stock on the date of such payment.

        4.    Administration.

            (a)  (i)  Administrative With Respect to Directors and Officers. With respect to Awards to Officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act of any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

            (ii)  Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director Officers, Consultants and Employees who are neither directors nor Officers.

            (iii)  Administration With Respect to Consultants and Other Employees.With respect to Awards to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plan, if any, of Delaware corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Stock is listed, the Administrator shall have full and final authority and sole discretion, as follows:

            (i)    to grant Awards and determine the Grant Date and term thereof;

            (ii)  to determine (A) when and to whom Awards may be granted, (B) the terms and conditions applicable to each Award, including the Option Price of an Option, whether an Option shall qualify as an Incentive Stock Option and the benefit payable under any performance unit or performance share, and (C) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

            (iii)  to determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Stock (including Restricted Stock acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

            (iv)  to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

            (v)  to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment of a Grantee;

            (vi)  to determine the terms and provisions and any restrictions or conditions (including specifying such performance criteria, Measuring Period, and Performance Percentages as the Administrator deems appropriate and imposing restrictions with respect to stock acquired upon exercise of an Option, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time;

            (vii) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

            (viii)to authorize foreign Subsidiaries to adopt plans as provided in Section 15;

            (ix)  to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

            (x)  subject to Section 6(a)(ii) and 6(c)(ii), to extend the time during which any Award or group of Awards may be exercised;

            (xi)  to make such adjustments or modifications to Awards of Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan;

            (xii) to amend Award Agreements with the consent of the Grantee; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Administrator) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision; provided that any such change shall be applicable only to Awards which have not been exercised;

            (xiii)to take any action at any time before the exercise of an Option (whether or not an Incentive Stock Option), without the consent of the Grantee, to prevent such Option from being treated as an Incentive Stock Option;

            (xiv) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Administrator may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise or related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee;

            (xv) to certify in writing before the payment of any performance based Awards (except for a payment that is attributable solely to the increase in the price of the Stock of the Company) that the underlying performance goals and any other material terms have been satisfied;

            (xvi) to permit an Employee or Consultant to elect, prior to earning compensation, to acquire Options pursuant to Section 6(b) of the Plan in lieu of receiving such compensation, determine the terms and conditions of such Options and determine the value of such Options on the Grant Date in accordance with Section 6(b) of the Plan:

            (xvii)to specify the manner of designating a beneficiary to exercise Awards after the Grantee's death or transferring an Option (other than an Incentive Stock Option), stock appreciation right, performance unit or performance share to a revocable inter vivos trust;

            (xviii)to approve the manner of payment and determine the terms related thereto by a Grantee in connection with an Award, including use of Restricted Stock to pay the Option Price, deferral of the payment or guarantee of the payment by the Company pursuant to Section 10 and elective share withholding pursuant to Section 13;

            (xix) to prohibit a Grantee from making an election under Section 83(b) of the Code in accordance with Section 11;

            (xx) to require a written investment representation by a Grantee as provided in Section 17;

            (xxi) to make equitable adjustment of Awards as provided in Section 24;

            (xxii)to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

        5.    Eligibility.    Awards may be granted to Employees and Consultants with the restriction, however, that any Option which is to be an Incentive Stock Option may only be granted to an Employee. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Administrator shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

        6.    Conditions to Grants.

        (a)  General Conditions.

            (i)    The Grant Date of an Award shall be the date on which the Administrator grants the Award or such later date as specified in advance by the Administrator.

            (ii)  The term of each Award (subject to Section 6(c)(ii) with respect to Incentive Stock Options) shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

            (iii)  A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

            (iv)  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        (b)    Grant of Options and Option Price.    No later than the Grant Date of any Option, the Administrator shall determine the Option Price of such Option; provided, however, that the Administrator may elect to determine the Option Price as of the date the Grantee is hired or promoted (or similar event), if the Grant Date occurs not more than 90 days after the date of hiring, promotion or other event. The Option Price of an Option (other than an Incentive Stock Option) shall not be less than 85% of the Fair Market Value of the Stock on the Grant Date. The Award Agreement may provide that the Option shall be exercisable for Restricted Stock.

        The Administrator may, in its discretion, permit an Employee or Consultant eligible to receive Awards under Section 5 of the Plan to elect, prior to earning compensation, to be granted an Option or Options under the Plan in lieu of receiving such compensation. Subject to the express terms of the Plan, such Options shall have such terms and conditions as the Administrator in its discretion specifies; provided that, in the judgment of the Administrator, the value of such options on the Grant Date equals the amount of compensation foregone by such Employee or Consultant; and provided, further, that except to the extent such condition may be waived by the securities law counsel to the Company, a Section 16 Person must irrevocably elect to forego such compensation and acquire such Option at least six months prior to the Grant Date of such Option.

        (c)    Grant of Incentive Stock Options.    At the time of the grant of any Option, the Administrator may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "Incentive Stock Option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option:

          (i)    shall have an Option Price of not less than 100% of the Fair Market Value of the Stock on the Grant Date except, however, that the Option Price shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date if granted to a 10% Owner.

          (ii)  shall be for a period of not more than 10 years from the Grant Date, or, in the case of an Incentive Stock Option granted to a 10% Owner, 5 years from the Grant Date, and, in either case, shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iii)  shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

          (iv)  shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

            (A)  the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

            (B)  if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(c)(iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a Nonstatutory Stock Option at such date or dates as are provided in the Current Grant;

          (v)  shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

          (vi)  shall require the Grantee to notify the Administrator of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition;

          (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Administrator, designate in writing a beneficiary to exercise his Incentive Stock Option after the Grantee's death; and

Notwithstanding the foregoing and Section 4(b)(vi), the Administrator may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option. Any Option not specifically identified as an Incentive Stock Option, or failing to qualify as an Incentive Stock Option, shall be a Nonstatutory Stock Option.

        (d)    Grant of Restricted Stock.

          (i)    The Administrator may grant shares of Restricted Stock to any individual eligible under Section 5 to receive Awards.

          (ii)  The Administrator shall determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock, subject to the following sentence. Except with respect to shares of Restricted Stock that are treasury shares, for which no payment need be required, the Administrator shall require the Grantee to pay at least the Minimum Consideration for each share of Restricted Stock granted to such Grantee. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Administrator, and to the extent permitted by law, payment may also be made in accordance with Section 10.

          (iii)  The Administrator may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an Option, shall be forfeited:

            (A)  except as otherwise specified in the Award Agreement, upon the Grantee's termination of Continuous Status as an Employee or Consultant for reasons other than death, Disability or any other reason specified in the Award Agreement within a specified time period after the Grant Date, or

            (B)  if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of Continuous Status as an Employee or Consultant, or

            (C)  upon failure to satisfy such other restrictions as the Administrator may specify in the Award Agreement; provided that, subject to Section 4(c)(ix), in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

          (iv)  If a share of Restricted Stock is forfeited, then if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at a price equal to the lesser of (A) the amount paid or, if the Restricted Stock was acquired on exercise of an Option, the Option Price paid by the Grantee for such share of Restricted Stock, or (B) the Fair Market Value of a share of Stock on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified above, whether or not such tender is accepted by the Grantee.

          (v)  The Administrator may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend.

        (e)    Grant of Performance Units and Performance Shares.

          (i)    Before the grant of any performance unit or performance share, the Administrator shall:

            (A)  determine objective performance goals and the amount of compensation under the goals applicable to such grant;

            (B)  designate a period, of not less than one year nor more than seven years, for the measurement of the extent to which performance goals are attained, which period may begin prior to the Grant Date (the "Measuring Period"); and

            (C)  assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to maximum attainment to be determined by the Administrator from time to time.

          (ii)  If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Measuring Period, then, to the extent the Administrator determines the performance goals or Measuring Period are no longer appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Measuring Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Measuring Period.

          (iii)  When granted, performance units and performance shares may, but need not, be identified with shares of Stock subject to a specific option or specific shares of Restricted Stock of the Grantee granted under the Plan in a number equal to or different from the number of the performance units or performance shares so granted. If performance units or performance shares are identified with shares of Stock subject to an Option or shares of Restricted Stock, then unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance units shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such

  Option on shares of Restricted Stock, (B) the exercise of such Option or (C) the date such shares of Restricted Stock become nonforfeitable.

        (f)    Grant of Stock Bonuses.    The Administrator may grant shares of Stock as a bonus to any individual eligible under Section 5 to receive Awards in such amount and subject to such terms and conditions as the Administrator, in its sole discretion, shall determine.

        7.    Grantee's Agreement to Serve.    Each Grantee who is granted an Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of, or available as a consultant to, the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment or consulting relationship shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee as existed before the Effective Date.

        8.    Limited Transferability.    Each Award (other than Restricted Stock and stock bonuses) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Administrator may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Grantee to be on terms which permit transfer by such Grantee to:

        (a)  the spouse, children or grandchildren of the Grantee ("Immediate Family Members");

        (b)  a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

        (c)  a partnership in which such Immediate Family Members are the only partners, provided that:

          (i)    there may be no consideration for any such transfer;

          (ii)  the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 8; and

          (iii)  subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 14(b). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 14(b) hereof the term "Grantee" shall be deemed to refer to the transferee. The provisions of this Plan relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Optionee, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in this Plan as to the original Grantee.

        9.    Exercise.

        (a)    Exercise of Options.    Subject to Section 4(b)(ix) and such terms and conditions as the Administrator may impose, each option shall become exercisable with respect to 25% of the shares subject thereto on each of the first four annual anniversaries of the Grant Date of such Option unless the Administrator provides otherwise in the Award Agreement.

        Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price at any shares of Stock or shares of Restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

          (i)    cash;

          (ii)  check;

          (iii)  surrender of other shares of Stock which (i) in the case of shares of Stock acquired upon exercise of an Option, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Option Price of the exercised Option shares;

          (iv)  with the approval of the Administrator, shares of Restricted Stock held by the Grantee for at least 6 months prior to exercise of the Option, each valued at the Fair Market Value of a share of Stock on the date of exercise;

          (v)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (vi)  any combination of the foregoing methods of payment

In the discretion of the Administrator and to the extent permitted by law, payment may also be made in accordance with Section 10.

        If Restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock subject to an Option, then the Administrator may, but need not, specify that (i) all the shares of Stock acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option, or (ii) a number of shares of Stock acquired on exercise of the Option equal to the number to shares of Tendered Restricted Stock shall, unless the Administrator provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option.

        (b)    Exercise of Performance Units.

          (i)    Subject to Section 4(b)(ix) and such terms and conditions as the Administrator may impose, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be exercisable commencing on the later of (A) the first anniversary of the Grant Date or (B) the first day after the end of the applicable Measuring Period. Performance units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of performance units; provided, however, that performance units not identified with shares of Stock subject to an Option or shares of Restricted Stock shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided in the applicable Award Agreement, the exercise of performance units which are identified with shares of Stock subject to an Option or shares of Restricted Stock shall result in the cancellation or forfeiture of such shares of Stock subject to Option or shares at Restricted Stock, as the case may be, to the extent of such exercise.

          (ii)  The benefit for each performance unit exercised shall be an amount equal to the product of:

            (A)  the Unit Value (as defined below) multiplied by

            (B)  the Performance Percentage attained during the Measuring Period for such performance unit.

          (iii)  The Unit Value shall be, as specified by the Committee.

            (A)  a dollar amount, or

            (B)  an amount equal to the Fair Market Value of a share of Stock on the Grant Date.

          (iv)  The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable after the later of (A) the date the Grantee exercises or is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Administrator may provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock. Notwithstanding the foregoing, if the Administrator in its discretion determines that the exercise of performance units would preclude the use of pooling of interests accounting following a sale of the Company which is reasonably likely to occur and that such preclusion of pooling would have a material adverse effect on the sale of the Company, the Administrator, in its discretion, may either unilaterally bar the exercise of performance units by canceling the performance units prior to the Change of Control or cause the Company to pay the performance units rights benefit in Stock if it determines that such payment would not cause the transaction to be ineligible for pooling. If the Award Agreement provides that the benefit may be paid wholly in Stock unless the Administrator specifies at the time of exercise that the benefit shall be paid partly or wholly in cash, the number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the date such benefit is to be paid.

        (c)    Payment of Performance Shares.    Subject to Section 4(b)(ix), and such terms and conditions as the Administrator may impose, if, with respect to any performance share, the minimum performance goals have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Administrator in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Section 9(c) shall be made as soon as administratively practical after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

        (d)    Special Rules for Section 16 Persons.    No Option, performance unit, or performance share (if the benefit payable with respect to such performance unit or performance share is to be determined by reference to the Fair Market Value of the Stock on the date the performance unit or performance share is exercised) shall be exercisable by a Section 16 Person during the first six months after its Grant Date, except as exempted from Section 16 of the 1934 Act under Rule 16a-2(d) under the 1934 Act or as may from time to time be permitted by the Administrator.

        (e)    Full Vesting upon Change of Control.    In the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date or such Change of Control shall be equal to the product of the Unit Value multiplied successively by each of the following:

          (1)  a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

          (2)  a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

        10.    Loans and Guarantees.    The Administrator may:

          (a)  allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an Option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

          (b)  cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

Any such payment deferral or guarantee by the Company pursuant to this Section 10 shall be on such terms and conditions as the Administrator may determine, provided, that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the Company from time to time. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee (i) enters into a binding obligation to pay the deferred amount and (ii) except with respect to treasury shares, pays upon exercise of an Option or grant of shares of Restricted Stock, as the case may be, an amount equal to or greater than the Minimum Consideration therefor. If the Administrator has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section 10, then the Administrator may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee. The Administrator may at any time in its discretion forgive the repayment of any or all of the principal of or interest on any such deferred payment obligation.

        11.    Notification under Section 83(b).    The Administrator may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Administrator has not prohibited such Grantee from making such election, and the Grantee, in connection with the exercise of any Option, or the grant of any share of Restricted Stock, makes the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

        12.  Mandatory Tax Withholding.

          (a)  Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local tax withholding requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

          (b)  If any disqualifying disposition described in Section 6(c)(vi) is made with respect to shares of Stock acquired under an Incentive Stock Option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local tax withholding requirements thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

          (c)  In making any Award the Committee may elect to pay, as a cash bonus, the amount of the tax owed by the Grantee up to a maximum of thirty (30%) percent of the Fair Market Value of the Award.

        13.  Elective Share Withholding.

          (a)  Subject to Section 13(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to:

            (i)    the minimum amount necessary to satisfy required federal, state, or local tax withholding liability attributable to the Taxable Event; or

            (ii)  with the Administrator's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

          (b)  Each Share Withholding election by a Grantee shall be subject to the following restrictions:

            (i)    any Grantee's election shall be subject to the Administrator's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Administrator has reserved the right to do so in the Award Agreement:

            (ii)  if the Grantee is a Section 16 Person, such Grantee's election shall be subject to the disapproval of the Administrator at any time, whether or not the Administrator has reserved the right to do so;

            (iii)  the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

            (iv)  the Grantee's election shall be irrevocable;

            (v)  a Section 16 Person may not elect Share Withholding within six months after the grant of the related Option (except if the Grantee dies or incurs a Disability before the end of the six-month period); and

            (vi)  except to the extent such condition may be waived by the securities law counsel to the Company, a Section 16 Person must elect Share Withholding either six months before the Tax Date or during the 10-business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings.

        14.    Termination of Continuous Status as an Employee or Consultant.    Except as otherwise provided by the Administrator in the Award Agreement or otherwise:

          (a)  For Cause. If a Grantee has a termination of Continuous Status as an Employee or Consultant for Cause,

            (i)    the Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee; and

            (ii)  any unexercised Option, performance unit or performance share shall thereupon terminate.

          (b)  On Account of Death or Disability. If a Grantee has a termination of Continuous Status as an Employee or Consultant on account of the Grantee's death or Disability, then, except as otherwise provided in the Award Agreement,

            (i)    the Grantee's shares of Restricted Stock that were forfeitable shall thereupon become nonforfeitable;

            (ii)  any unexercised Option, whether or not exercisable on the date of such termination of Continuous Status as an Employee or Consultant on account of death or Disability may be exercised, in whole or in part, at any time within twelve (12) months after such termination of Continuous Status as an Employee or Consultant by the Grantee, or after the Grantee's death, by (A) his personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(vii) or 8, or (C) the then-acting trustee of the trust described in Section 8; and

            (iii)  any unexercised performance unit or performance share may be exercised in whole or in part, at any time within 180 days after such termination of Continuous Status as an Employee or Consultant on account of death or Disability by the Grantee or, after the Grantee's death, by (A) his personal representative or by the person to whom the performance unit or performance share is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 8, or (C) the then-serving trustee or the trust described in Section 8; provided that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such termination of Continuous Status as an Employee or Consultant on account of death or Disability shall be equal to the product of the Unit Value multiplied successively by each or the following:

              (1)  a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such termination of Continuous Status as an Employee or Consultant and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

              (2)  a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of Continuous Status as an Employee or Consultant would continue until the end of the Measuring Period, or, if the Administrator elects to compute the benefit after the end of the Measuring Period, the Performance Percentage, as determined by the Administrator, attained during the Measuring Period for the performance unit or performance share.

          (c)  On Account of Retirement. If a Grantee has a termination of Continuous Status as an Employee or Consultant on account of Retirement, any unexercised Option to the extent then exercisable, may be exercised, in whole or in part, at any time within 90 days after such Retirement. The nonforfeitability and exercisability of the Grantee's Restricted Stock, performance units and performance shares shall be determined under Section 14(d).

          (d)  Any Other Reason. If a Grantee has a termination of Continuous Status as an Employee or Consultant for a reason other than for Cause, death, Disability, or Retirement,

            (i)    the Grantee's shares of Restricted Stock, to the extent forfeitable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant shall be forfeited on such date;

            (ii)  any unexercised Option to the extent exercisable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant, may be exercised in whole or in part, not later than the 90th day following the Grantee's termination of Continuous Status as an Employee or Consultant; provided, however, that (A) if such 90th day is not a business day, such option may be exercised not later than the first business day following such 90th day and (B) if the Grantee has entered into an agreement with the Company not to sell any shares of Stock (or the capital stock of a successor to the Company) for a specified period following the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such Option may be exercised in whole or in part until the later of such 90th day following the termination of the Grantee's Continous Status as an Employee or Consultant or 10 business days following the expiration of the Specified Period; and

            (iii)  the Grantee's performance units and performance shares shall become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

          (e)  Change of Status. Notwithstanding the foregoing, in the event of a Grantee's change of status from Employee to Consultant (or from Consultant to Employee), there shall not be a termination of the individual's Award's provided, however, any Incentive Stock Option granted to an Employee shall automatically convert to a Nonstatutory Stock Option on the 91st day following such change of status.

          (f)    Extension of Term. In the event of termination of the Grantee's Continous Status as an Employee or Consultant other than for Cause, the term of any Award (whether or not exercisable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant) which by its terms would otherwise expire after the Grantee's termination of Continous Status as an Employee or Consultant but prior to the end of the period following the Grantee's termination of Continuous Status as an Employee or Consultant described in Sections 14(b), (c) and (d) above for exercise of Awards may, in the discretion of the Administrator, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Administrator may further extend the period of exercisability to permit any unexercised portion thereof to be exercised with a specified period provided by the Administrator. However, in no event may the term of any Award expire more than 10 years after the Grant Date of such Award.

        15.    Equity Incentive Plans of Foreign Subsidiaries.    The Administrator may authorize any foreign Subsidiary, if any, to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Administrator permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such teens of the Foreign Equity Incentive Plans shall control.

        16.    Substituted Awards.    If the Administrator cancels any Award (granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Administrator may determine the terms and conditions of such new Award; provided that (a) the Option Price of any new option shall not be less than 85% of the Fair Market Value of a share of Stock on the date of grant of the new Award; and (b) no Award shall be canceled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be cancelled (and the Grant Date of the new Award shall be the date on which such new Award is granted).

        17.  Securities Law Matters.

          (a)  If the Administrator deems it necessary to comply with the Securities Act of 1933, the Administrator may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b)  If, based upon the opinion of counsel for the Company, the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        18.  Code Section 162(m).

          (a)  The number of shares for which Options may be granted to any Grantee in any calendar year shall not exceed 150,000; provided, however, that such limit shall not include Options granted at the time of initial hire of any Grantee.

          (b)  If the Company determines that compensation payable under the Plan is subject to the Code Section 162(m) limitation on deduction and if the Company determines that a particular grant should qualify as performance based compensation so as to be exempt from the deduction limitation, the following provisions to the extent applicable shall apply with respect to such grant:

            (i)    The Option Price for any Option shall equal 100% of the Fair Market Value of the Stock on the Grant Date.

            (ii)  The performance units or performance shares awarded under the Plan to any Grantee for any Measuring Period shall not have a value in excess of the Grantee's base annual salary in effect at the time of the grant of the Award multiplied by the number of years in the Measuring Period. The Performance Percentage with respect to performance units and performance shares attained during the Measuring Period for such performance units or performance shares shall not exceed 150%. The value of any stock bonuses awarded to a Grantee for each calendar year shall not exceed the Grantee's base annual salary in effect for such year. The value of performance shares and stock bonuses awarded under the Plan to any Grantee for purposes of the limitations contained in this subparagraph shall be determined by valuing the Stock at its Fair Market Value on the date the performance shares or stock bonuses are granted.

            (iii)  The performance goals and the amount of compensation under the goals applicable to the grant of any performance unit, performance share or stock bonus shall be set forth in a written document prior to the commencement of the Grantee's services to which the performance goals relate and while the outcome is still substantially uncertain. In establishing performance goals, the Administrator may consider any performance factor or factors it deems appropriate, including stock price, market share, sales, earning per share, return on equity, costs, or any other business criteria as contemplated in Section 162(m) of the Code. The Administrator shall certify in writing prior to payment of compensation related to any performance unit, performance share or stock bonus that the performance goals and any other material terms were satisfied.

            (iv)  The Administrator with respect to any person covered by Section 162(m) shall be comprised solely of two or more outside directors as defined for purposes of the regulations under Code Section 162(m).

        19.    Funding.    Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

        20.    No Employment Rights.    Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

        21.    Rights as a Stockholder.    A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Administrator at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Administrator so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Administrator may provide for crediting to and payment of interest on deferred cash dividends.

        22.    Nature of Payments.    Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of defining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

        23.    Non-uniform Determinations.    The Administrator's determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 14, of terminations of Continuous Status as an Employee or Consultant. Notwithstanding the foregoing, the Administrator's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

        24.    Adjustments.    The Administrator shall make equitable adjustment of:

          (a)  the numbers of shares of Stock, shares of Restricted Stock, and bonus stock, and the numbers of performance units, and performance shares available under Sections 3(a), 3(b) and 18(a);

          (b)  the number of shares of Stock, shares of Restricted Stock, performance units, or performance shares covered by an Award;

          (c)  the Option Price of all outstanding Options; and

          (d)  the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of performance units, or performance shares to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, asset spin-off, split-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company. Notwithstanding the foregoing, upon the approval by the stockholders of the Company of a plan of liquidation for the Company, any unexercised Options, performance units, and performance shares theretofore granted shall thereupon become exercisable, and any shares of Restricted Stock that have not become nonforfeitable shall become nonforfeitable.

        25.    Amendment of the Plan.    The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit the grant of Awards under, and transactions in Stock pursuant to, the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities.

        26.    Termination of the Plan.    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination. whether in whole or in part, shall not affect any Award then outstanding under the Plan.

        27.    No Illegal Transactions.    The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment would constitute a violation by the Grantee or the Company of any such law or regulation.

        28.    Controlling Law.    The law of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

        29.    Severability.    If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

PROXY	PROXY

NEOPHARM, INC.

Proxy Solicited on Behalf of The Board of Directors
For The Annual Meeting of Stockholders—June 6, 2002

        The undersigned appoints James M. Hussey, Lawrence A. Kenyon and Christopher R. Manning, and each of them, as proxies, with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of NeoPharm, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on June 6, 2002, or at any adjournment thereof.

        Unless otherwise marked, this proxy will be voted FOR each of the proposals and FOR the election of the nominees named.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

NEOPHARM, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. ☐

1.	ELECTION OF DIRECTORS—
Nominees:
	01-John N. Kapoor 03-Matthew P. Rogan 05-Sander A. Flaum		02-James M. Hussey 04-Kaveh T. Safavi 06-Erick E. Hanson
	For All ☐	Withhold All ☐	For All Except* ☐	The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

					Dated:	, 2002
*(Exception nominee(s) written above)

2.	PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000—			Signature(s)
	For ☐	Against ☐	Abstain ☐

3.	PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CREATE A NEW CLASS OF PREFERRED STOCK, $0.01 PAR VALUE, CONSISTING OF 15,000,000 SHARES—			Please sign exactly as your name appears. Joint owners should each sign personally.
	For ☐	Against ☐	Abstain ☐	Where applicable, indicate your

4.	PROPOSAL TO AMEND THE NEOPHARM, INC. 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO 4,000,000—
	For ☐	Against ☐	Abstain ☐	position
or
representation

^ FOLD AND DETACH HERE ^

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

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Appendix A